UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2010

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into  of a Material Definitive Agreement.

On August 31, 2010, Global Telecom & Technology Americas, Inc. (“GTTA”) entered into: (1) a Sales Novation Agreement (the “RevNet Agreement”) with RevNet International, LLC, a Florida limited liability company (“RevNet”), and (2) a Sales Novation Agreement (the “RNI Agreement”) with Revelation Networks Incorporated, a Florida corporation (“RNI”).

RevNet Agreement.  Pursuant to the RevNet Agreement, RevNet assigned and transferred to GTTA: (a) certain service level agreements (the “Customer Contracts”) between RevNet and certain of its customers (the “Customers”); (b) all of RevNet’s rights under the Customer Contracts; (c) copies of all books and records in RevNet’s possession relating the Customer Contracts; and (d) any deposits previously provided to RevNet by any of the Customers with respect to the Customer Contracts.  The assignment and transfer of each Customer Contract is subject to obtaining: (i) the consent of the Customer, if required, and (ii) the agreement of the supplier of telecommunications connectivity with respect to the services provided to such Customer that such supplier will continue to provide such connectivity for GTTA on terms no less favorable to GTTA than the terms on which such connectivity was provided to RevNet prior to the date of the RevNet Agreement.  RevNet will remain responsible for any breach or default of any Customer Contract arising prior to the assignment and transfer of the Customer Contract to GTTA, as well as certain other obligations related to the pre-assignment and transfer period.

In exchange for the assignment and transfer to GTTA referred to in the preceding paragraph, GTTA agreed to pay to RevNet $2,100,000 as a recoverable draw (the “Upfront Payment”).  The amount of the Upfront Payment is subject to reduction by the amount of any prepayments by the Customers with respect to the Customer Contracts and by the amount of any obligations to RevNet’s suppliers related to the Customer Contracts (with an obligation of GTTA to pay such amounts to such suppliers).

In addition, GTTA agreed to pay to RevNet 80% of the gross margin received by GTTA for the transferred RevNet Customers during each calendar month for the seven year period ending August 31, 2017, where gross margin is defined as gross revenues to GTTA net of bad debt and less vendor cost for gross revenues.  Commencing on the 13th month after the RevNet Agreement is signed, GTTA may reduce the monthly payment to RevNet by up to 50% until such time as the aggregate dollar amount of such monthly reductions by GTTA is equal to the Upfront Payment and the recoverable draw amount has been recovered.

In addition, GTTA shall pay to the owners of RevNet 80% of the monthly gross margin (calculated in the same manner as described in the preceding paragraph) from all new orders that they submit to GTTA and GTTA accepts during the seven year period ending August 31, 2017.

The RevNet Agreement contains a non-competition covenant from RevNet, which provides that for so long as RevNet continues to receive the monthly gross margin payments it shall not sell services to any of the Customers on behalf of anyone other than GTTA.

RNI Agreement.  Pursuant to the RNI Agreement, RNI assigned and transferred to GTTA: (a) certain service level agreements (the “RNI Customer Contracts”) between RNI and certain of its customers (the “RNI Customers”); (b) all of RNI’s rights under the RNI Customer Contracts; (c) copies of all books and records in RNI’s possession relating the RNI Customer Contracts; and (d) any deposits previously provided to RNI by any of the RNI Customers with respect to the RNI Customer Contracts.  The assignment and transfer of each RNI Customer Contract is subject to obtaining: (i) the consent of the RNI Customer, if required, and (ii) the agreement of the supplier of telecommunications connectivity with respect to the services provided to such RNI Customer that such supplier will continue to provide such connectivity for GTTA on terms no less favorable to GTTA than the terms on which such connectivity was provided to RNI prior to the date of the RNI Agreement.  RNI will remain responsible for any breach or default of any RNI Customer Contract arising prior to the assignment and transfer of the RNI Customer Contract to GTTA, as well as certain other obligations related to the pre-assignment and transfer period.

In exchange for the assignment and transfer to GTTA referred to in the preceding paragraph, GTTA agreed to pay to RNI $850,000 as a recoverable draw  (the “Upfront RNI Payment”).  The amount of the Upfront RNI Payment is subject to reduction by the amount of any prepayments by the RNI Customers with respect to the RNI Customer Contracts and by the amount of any obligations to RNI’s suppliers related to the RNI Customer Contracts (with an obligation of GTTA to pay such amounts to such suppliers).

In addition, GTTA agreed to RevNet 20% of the gross revenue received by GTTA from the transferred RNI Customers during each calendar month for the five year period ending August 31, 2015.  This monthly payment is subject to reduction in certain circumstances.  GTTA may deduct in certain months a portion of the balance of an obligation payable to Savvis, Inc. that will be assumed by GTTA. In addition, commencing on the 13th month after the RNI Agreement is signed, GTTA may reduce the monthly payment to RNI by up to 50% until such time as the aggregate dollar amount of such monthly reductions by GTTA is equal to the Upfront RNI Payment and the recoverable draw amount has been recovered.

In addition, GTTA shall pay to the owners of RNI 20% of the monthly revenue from all new orders that they submit to GTTA and GTTA accepts during the five year period ending August 31, 2015.

The RNI Agreement contains a non-competition covenant from RNI, which provides that for so long as RNI continues to receive the monthly gross revenue payments it shall not sell services to any of the RNI Customers on behalf of anyone other than GTTA.  The RNI Agreement also includes settlement of a billing dispute between GTTA and RNI, in connection with which RNI shall pay to GTTA $164,088.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

10.1
Sales Novation Agreement, dated as of August 31, 2010, by and between RevNet International, LLC, a Florida limited liability company, and Global Telecom & Technology Americas, Inc., a Virginia corporation.

10.2	Sales Novation Agreement, dated as of August 31, 2010, by and between Revelation Networks Incorporated, a Florida corporation, and Global Telecom & Technology Americas, Inc., a Virginia corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2010	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee
Secretary and General Counsel

Exhibits

10.1
Sales Novation Agreement, dated as of August 31, 2010, by and between RevNet International, LLC, a Florida limited liability company, and Global Telecom & Technology Americas, Inc., a Virginia corporation.

10.2	Sales Novation Agreement, dated as of August 31, 2010, by and between Revelation Networks Incorporated, a Florida corporation, and Global Telecom & Technology Americas, Inc., a Virginia corporation.